EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gregory Rotelli, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report on Form 10-Q of Independence Energy Corp. for the period ended April 30, 2014 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Independence Energy Corp.

Dated: June 10, 2014

                                       /s/ Gregory Rotelli
                                       -----------------------------------------
                                       Gregory Rotelli
                                       President, Chief Financial Officer,
                                       Treasurer, Secretary and Director
                                       (Principal Financial Officer and
                                       Principal Accounting Officer)
                                       Independence Energy Corp.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Independence Energy Corp. and will be retained by Independence Energy Corp. and furnished to the Securities and Exchange Commission or its staff upon request.